UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 24, 2017

LONG ISLAND ICED TEA CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37808	47-2624098
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

12-1 Dubon Court, Farmingdale, NY 11735

(Address of Principal Executive Offices) (Zip Code)

(855) 542-2832

(Registrant’s Telephone Number, Including Area Code)

116 Charlotte Avenue, Hicksville, NY 11801

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Directors; Compensatory Arrangements of Certain Officers.

Effective on November 24, 2017, Edward Hanson resigned from the board of directors (the “Board”) of Long Island Iced Tea Corp. (the “Company”) and from each committee on which he served. Mr. Hanson’s resignation was not due to any disagreement with the Company or its management on any matter relating to the Company’s operations, policies or practices (financial or otherwise).

On November 30, 2017, the Company appointed William Hayde and John Carson as members of the Board. Mr. Hayde will serve on the audit and nominating committees of the Board. Mr. Carson will serve on the strategy committee of the Board. As a non-employee director of the Company, each of Mr. Hayde and Mr. Carson will receive an annual cash fee of $30,000 and an annual award of $35,000 in shares of our common stock, valued as of December 31st of each year. In addition, the Company will enter into an indemnification agreement with each of Mr. Hayde and Mr. Carson, pursuant to which the Company will indemnify, and advance expenses to, Mr. Hayde and Mr. Carson to the fullest extent permitted by applicable law. The foregoing description of the indemnification is qualified by reference to the full text of the agreement, which is attached as Exhibit 10.4 to the Company’s Current Report on Form 8-K filed on June 2, 2015 and is incorporated herein by reference.

Mr. Carson served as a member of the Company’s advisory board from August 2015 until May 2017 and served as an advisor to the Company’s strategy committee from June 2017 until his appointment to the Board. As compensation for his services, Mr. Carson earned total compensation of $20,250, $42,000 and $30,000 (including $16,250, $30,000 and $30,000 payable in shares of the Company’s common stock) during the nine months ended September 30, 2017, the year ended December 31, 2016 and the year ended December 15, 2015, respectively.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 30, 2017

LONG ISLAND ICED TEA CORP.

By:	/s/ Philip Thomas
Name:	Philip Thomas
Title:	Chief Executive Officer

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